Exhibit 99.1

ACKRELL SPAC PARTNERS I CO. ANNOUNCES

CHANGE IN DATE BY WHICH REDEMPTION REQUESTS FOR SHARES IN CONNECTION WITH SPECIAL MEETING OF STOCKHOLDERS TO VOTE UPON AN EXTENSION OF TIME WITHIN WHICH IT MUST COMPLETE AN INITIAL BUSINESS COMBINATION

New York, NY, June 3, 2022 – Ackrell SPAC Partners I Co. (NASDAQ: ACKIU) (“Ackrell” or the “Company”), a special purpose acquisition company, today issued a press release in which it advised holders of the subunits issued in its initial public offering, that Thursday, June 16, 2022 (and not June 17) is the date by which they must submit requests for redemption of shares of common stock underlying their subunits to receive their pro rata portion of the funds held in the trust account in connection with the stockholder vote on a proposal to extend the time the Company has to consummate an initial business combination from June 23, 2022 to September 23, 2022 (the “Extension Proposal”).  The Company’s proxy statement dated May 26, 2022 (the “Proxy Statement”) for a special meeting of stockholders  to be held on June 21, 2022 (the “Special Meeting”), at which stockholders will consider and vote on the Extension  Proposal, had stated that June 17 was the date by which redemption requests had to be submitted  to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent.  The Company today also filed a Supplement to the Proxy Statement with the Securities and Exchange Commission to advise stockholders of the earlier date by which their redemption requests must be submitted to Continental.

Stockholders of record as of May 16, 2022 will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/ackrellspac/2022. Please see the Company’s Proxy Statement mailed to stockholders of record and available at the SEC website at www.sec.gov for more information.

About Ackrell SPAC Partners I Co.

Ackrell is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition in any business industry or sector, it intends to concentrate its efforts on identifying businesses in the branded fast-moving consumer goods industry. The Company is led by Chairman Michael Ackrell, Vice Chairman Shannon Soqui, Chief Executive Officer Jason M. Roth, Chief Operating Officer & President Stephen N. Cannon, and Chief Financial Officer Long Long.

Cautionary Note Regarding Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and other reports filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Ackrell SPAC Partners I Co.

(650) 560-4753

Info@ackrellspac.com